FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                            AGREEMENT OF PARTNERSHIP
                       PW/GEODYNE NPI PARTNERSHIP P-1

       The Amended and  Restated  Agreement of  Partnership  of  PW/Geodyne  NPI
Partnership P-1 dated October 25, 1988 (the "Agreement") is hereby amended effective March 1, 1993, as follows:

       A. The first sentence of Section 2.1 is hereby deleted and replaced by the following provision:

       "The NPI Partnership shall be conducted under the name Geodyne NPI Partnership P-1."

       B. All references in the Agreement to "PW/Geodyne NPI Partnership P-1" are hereby changed to "Geodyne NPI Partnership P-1".

       C. The third sentence of Section 2.1 is hereby deleted and replaced by the following provision:

       "The office and principal place of business of the NPI Partnership shall be c/o Geodyne Energy Company, Two West Second, Tulsa, Oklahoma 74103."

       D. The name of the "General Partner" and the "Limited Partnership" reflected in Article One has been changed from "PaineWebber/Geodyne Institutional/Pension Energy Income P-1 Limited Partnership" to "Geodyne Institutional/Pension Energy Income P-1 Limited Partnership". All references in the Agreement to the name of the "General Partner" and the "Limited Partnership" are hereby changed to reflect this name change. This change reflects a name change only and not a change of entity.

       In all other respects the Agreement is hereby ratified and affirmed.

DATED:     February 26, 1993

                                         Managing Partner:

                                         Geodyne Energy Company


                                         By: /s/ Michael E. Luttrell
                                             ---------------------------
                                             Michael E. Luttrell
                                             Executive Vice President

                                      -1-
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                                         General Partner:

                                         Geodyne Institutional/Pension
                                         Energy Income P-1
                                         Limited Partnership
                                         By: Geodyne Properties, Inc.,
                                             General Partner


                                         By: /s/ Michael E. Luttrell
                                             --------------------------
                                             Michael E. Luttrell,
                                             Executive Vice President